Exhibit 10.1


                             SLS International, Inc.
                                3119 South Scenic
                              Springfield, MO 65807



July 17, 2002

Alfred V. Greco PLLC
666 Fifth Avenue
New York, NY  10103
Attn: Alfred V. Greco

         Re:      Alfred V. Greco v. SLS International, Inc.
                  (Settlement Agreement)

Gentlemen,

This letter memorializes the terms and concept agreed on for the settlement of the captioned action between Alfred V. Greco PLLC ("Greco") and SLS International, Inc. (the "Company").

         1. The Company and Greco agree to settle the captioned action for $40,000, in the form of a credit account with the Company in favor of Greco. The Company shall not be required to pay all or any portion of such amount to Greco, but Greco shall only be permitted to use the amount of such credit account in payment of the exercise price of Company stock options issued to Greco for future services performed by Greco. In a separate agreement, Greco and the Company have agreed upon the services to be rendered by Greco, and the terms of the options to be granted for such services, with an aggregate exercise price equal to $40,000.

         2. In consideration for the Company's agreement to settle the claim for $40,000 as set forth herein, and as a condition to the Company's agreements contained herein, (a) simultaneously herewith, Greco and AVG shall sign the General Release in the form attached hereto as Exhibit A; and (b) Greco and AVG shall sign the Stipulation in the form attached hereto as Exhibit B, to be held in escrow by Greco's and AVG's attorney, Milton Teicher ("Teicher"). Teicher shall deliver the General Release to the Company, and Teicher shall file the Stipulation with the Supreme Court of the State of New York, County of New York, promptly following the parties' agreement on the services to be performed pursuant to item 1 above, Greco's performance of such services, and the Company's delivery of the options as compensation for such services in accordance with item 1 above.

                         [Signatures on following page.]

                                            Very truly yours,
                                            SLS International,
                                            Inc.:

                                            By
                                              ----------------------------
                                                     John Gott, President

Accepted and Agreed:

Alfred V. Greco PLLC


By
  ----------------------------------
         Alfred V. Greco, Principal




-----------------------                              -----------------------
Alfred V. Greco                                      Milton Teicher